EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 4, 2016 TO THE PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2016. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/High Yield Bond Portfolio (“Portfolio”).

Information Regarding

EQ/High Yield Bond Portfolio

Effective immediately, Bill Matthews no longer serves as a Portfolio Manager for the Active Allocated Portion of the Portfolio managed by Post Advisory Group, LLC.

Effective immediately, references to Bill Matthews in the sections of the Prospectus entitled “EQ/High Yield Bond Portfolio – Class IB and K shares – Who Manages the Portfolio – Sub-Adviser: Post Advisory Group, LLC – Portfolio Managers” and “Management of the Trust—The Sub-Advisers—Post Advisory Group, LLC.” hereby are deleted in their entirety.